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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 21, 1998


                           COMMISSION FILE NO. 1-10403


                             TEPPCO PARTNERS, L.P.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                                     76-0291058
    (STATE OF INCORPORATION                          (I.R.S. EMPLOYER
        OR ORGANIZATION)                           IDENTIFICATION NUMBER)


                               2929 ALLEN PARKWAY
                                 P.O. BOX 2521
                           HOUSTON, TEXAS 77252-2521
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (713) 759-3636
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS

         On July 21, 1998, TEPPCO Partners, L.P., a Delaware limited partnership (the "Partnership"), announced a two-for-one split of the Partnership's outstanding Units. The Units split will entitle Unitholders of record at the close of business on August 10, 1998 to receive one additional Unit for each Unit held. Certificates for the additional Units will be issued and mailed on or about August 21, 1998.

         Texas Eastern Products Pipeline Company, the general partner of the Partnership, has executed an Amended and Restated Agreement of Limited Partnership of the Partnership effective July 21, 1998 (the "Restated Partnership Agreement"). The Restated Partnership Agreement eliminates or updates obsolete provisions of the prior partnership agreement and makes certain other changes, none of which adversely affect any Unitholder of the Partnership. Corresponding changes were made in the partnership agreement of TE Products Pipeline Company, Limited Partnership, the Partnership's subsidiary operating partnership (the "Subsidiary Operating Partnership"), through the execution by the General Partner of an Amended and Restated Agreement of Limited Partnership of the Subsidiary Operating Partnership effective July 21, 1998. Copies of the partnership agreements of the Partnership and the Subsidiary Operating Partnership, as so amended, are attached as exhibits to this report.

ITEM 7.  STATEMENTS AND EXHIBITS

         (c)  EXHIBITS:

                  Exhibit
                  Number                    Description
                  -------                   -----------

                    3.1 Amended and Restated Agreement of Limited Partnership of TEPPCO
                                            Partners, L.P. dated as of
                                            July 21, 1998.

                    3.2 Amended and Restated Agreement of Limited Partnership of TE Products Pipeline Company, Limited
                                            Partnership dated as of
                                            July 21, 1998.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TEPPCO Partners, L.P.
                                            (Registrant)

                                            By:  Texas Eastern Products Pipeline
                                                 Company, General Partner

                                                     CHARLES H. LEONARD
                                            ------------------------------------
                                                     Charles H. Leonard
                                                     Sr. Vice President,
                                                   Chief Financial Officer
                                                        and Treasurer

Date:  July 23, 1998


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                                INDEX TO EXHIBITS

Exhibit
Number              Description
-------             -----------

 3.1 Amended and Restated Agreement of Limited Partnership of TEPPCO Partners, L.P. dated as of July 21, 1998.

 3.2 Amended and Restated Agreement of Limited Partnership of TE Products Pipeline Company, Limited Partnership dated as of July 21, 1998.